UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 11, 2020

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Quorum Drive, STE 400

Dallas, TX 75254

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2020, ComSovereign Holding Corp. (the “Company”) announced that, on recommendation of the Corporate Governance & Nominating Committee, the Board of Directors of the Company (the “Board”) voted to expand the size of the Board from six directors to seven directors and to elect Kay Kapoor to fill the new position, effective on the date of closing (the “Closing Date”) of the Company’s proposed public offering of common stock and warrants, until her successor is duly elected and qualified or her earlier resignation or removal. On November 11, 2020, Ms. Kapoor accepted such appointment, effective on the Closing Date.

Ms. Kapoor has been determined to be independent under Nasdaq listing standards. There are no arrangements or understandings between Ms. Kapoor and any other persons pursuant to which she was selected as a director. Additionally, there are no transactions involving the Company and Ms. Kapoor that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. Ms. Kapoor will be compensated for her service as a  director consistent with the compensation provided to other non-employee directors as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on July 6, 2020.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the appointment of Ms. Kapoor is attached hereto as Exhibit 99.1. Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other information of the Company.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated November 16, 2020.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2020	COMSOVEREIGN HOLDING CORP.

	By:	/s/ Daniel L. Hodges
Daniel L. Hodges
Chairman and Chief Executive Officer

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